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PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Quant Solutions Mid-Cap Core Fund

(the “Fund”)

Supplement dated October 10, 2023
to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (SAI) and retain it for future reference.

At a meeting on October 6, 2023, the Board of Trustees (the “Board”) for your fund, the PGIM Quant Solutions Mid-Cap Core Fund (the “Fund”), a series of Prudential Investment Portfolios 2, approved changes to the Fund’s investment objective, 80% investment policy, name, advisory fees and expense caps, each effective on or about December 11, 2023.

The Fund’s current investment objective is to outperform the S&P MidCap 400 Index.  The Fund’s new investment objective will be to provide investment results that approximate the performance of the S&P MidCap 400 Index.  The Board also approved changing the Fund’s name to the “PGIM Quant Solutions Mid-Cap Index Fund” to reflect the Fund’s new investment objective of being a passively managed, index fund.

In connection with the changes in the Fund’s investment objective and name, the Board has approved changing the Fund’s 80% investment policy.  The Fund currently has a policy of investing, under normal market conditions, at least 80% of its investable assets in equity and equity-related securities of mid-capitalization U.S. companies.  The Fund’s new investment policy will be to invest, under normal circumstances, over 80% of its investable assets in securities included in the S&P MidCap 400 Index in approximately the same proportions as those of the Index. As is the case with the Fund’s current 80% investment policy, “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes, and the Fund’s new 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders of the Fund.

In connection with such changes resulting in the fund going from actively managed to an index-based Fund, the Fund’s management fee will be contractually reduced from 0.50% to 0.25% of the Fund’s average daily net assets and the subadvisory fee will be contractually reduced from 0.35% to 0.10% of the Fund’s average daily net assets. The total annual Fund operating expenses after fee waiver and/or expense reimbursement will be reduced from 0.81% to 0.19%. This waiver will have no express termination date and may not be terminated by the Fund’s manager without the prior approval of the Board.

The above changes will be reflected in the Fund’s December 2023 prospectus update.

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